SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2000


                         SIMIONE CENTRAL HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


   Delaware                         000-22162                     22-3209241
(State or other            (Commission File Number)            (IRS Employer
incorporation)                                               Identification No.)


6600 Powers Ferry Road
  Atlanta, Georgia                                                  30339
(Address of principal                                             (Zip Code)
  executive offices)



        Registrant's telephone number including area code (770) 644-6700





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ITEM 5.  OTHER EVENTS.

     On June 22, 2000, Simione Central Holdings, Inc. ("Simione Central"), issued a press release ("Press Release") regarding its recent refinancing. Simione Central hereby incorporates by reference herein the information set forth in its Press Release dated June 22, 2000, a copy of which is annexed hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.


EXHIBIT
NUMBER                                    DESCRIPTION
------                                    -----------
99                                        Press Release dated June 22, 2000







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SIMIONE CENTRAL HOLDINGS, INC.



Date: June 22, 2000         By: /s/ Stephen M. Shea
                                ----------------------------------------------
                                    Stephen M. Shea
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
------                              -----------

99                                  Press Release dated June 22, 2000